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                          CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                           EDUCATIONAL INSIGHTS, INC.

                                       AND

                        WELLS FARGO BUSINESS CREDIT, INC.

                           Dated as of: June 28, 1999


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                 ----------------------------------------------

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS................................................................................1

         Section 1.1       Definitions...........................................................................1

         Section 1.2       Cross References.....................................................................10

ARTICLE II            AMOUNT AND TERMS OF THE CREDIT FACILITY...................................................10

         Section 2.1       Revolving Advances...................................................................10

         Section 2.2       Letters of Credit....................................................................11

         Section 2.3       Payment of Amounts Drawn Under Letters of Credit;
                           Obligation of Reimbursement..........................................................12

         Section 2.4       Special Account......................................................................12

         Section 2.5       Obligations Absolute.................................................................13

         Section 2.6       Interest; Minimum Interest Charge; Default Interest;
                           Participations; Usury................................................................13

         Section 2.7       Fees.................................................................................15

         Section 2.8       Computation of Interest and Fees; When Interest Due and Payable......................16

         Section 2.9       Capital Adequacy; Increased Costs and Reduced Return.................................16

         Section 2.10      Maturity Date........................................................................17

         Section 2.11      Voluntary Prepayment; Reduction of the Maximum Line;
                           Termination of the Credit Facility by the Borrower...................................17

         Section 2.12      Termination and Line Reduction Fees; Waiver of Termination
                           and Line Reduction Fees..............................................................17

         Section 2.13      Mandatory Prepayment.................................................................18

         Section 2.14      Payment..............................................................................18

         Section 2.15      Payment on Non-Banking Days..........................................................18

         Section 2.16      Use of Proceeds......................................................................18

         Section 2.17      Liability Records....................................................................18

ARTICLE III           SECURITY INTEREST; OCCUPANCY; SETOFF......................................................19

         Section 3.1       Grant of Security Interest...........................................................19

         Section 3.2       Notification of Account Debtors and Other Obligors...................................19

         Section 3.3       Assignment of Insurance..............................................................19

         Section 3.4       Occupancy............................................................................19

         Section 3.5       License..............................................................................20

         Section 3.6       Financing Statement..................................................................20


                                       -i-
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                                TABLE OF CONTENTS
                                   (continued)

         Section 3.7       Setoff...............................................................................21

ARTICLE IV            CONDITIONS OF LENDING.....................................................................21

         Section 4.1       Conditions Precedent to the Initial Revolving Advance
                           and the Initial Letter of Credit.....................................................21

         Section 4.2       Conditions Precedent to All Advances and Letters of Credit...........................23

ARTICLE V             REPRESENTATIONS AND WARRANTIES............................................................24

         Section 5.1       Corporate Existence and Power; Name; Chief Executive Office;
                           Inventory and Equipment Locations; Tax Identification Number.........................24

         Section 5.2       Authorization of Borrowing; No Conflict as to Law or Agreements......................24

         Section 5.3       Legal Agreements.....................................................................25

         Section 5.4       Subsidiaries.........................................................................25

         Section 5.5       Financial Condition; No Adverse Change...............................................25

         Section 5.6       Litigation...........................................................................25

         Section 5.7       Regulation U.........................................................................25

         Section 5.8       Taxes................................................................................25

         Section 5.9       Titles and Liens.....................................................................25

         Section 5.10      Plans................................................................................26

         Section 5.11      Default..............................................................................26

         Section 5.12      Environmental Matters................................................................26

         Section 5.13      Submissions to Lender................................................................27

         Section 5.14      Financing Statements.................................................................27

         Section 5.15      Rights to Payment....................................................................27

         Section 5.16      Financial Solvency...................................................................28

ARTICLE VI            BORROWER'S AFFIRMATIVE COVENANTS..........................................................28

         Section 6.1       Reporting Requirements...............................................................28

         Section 6.2       Books and Records; Inspection and Examination........................................31

         Section 6.3       Account Verification.................................................................31

         Section 6.4       Compliance with Laws.................................................................31

         Section 6.5       Payment of Taxes and Other Claims....................................................31

         Section 6.6       Maintenance of Properties............................................................32

         Section 6.7       Insurance............................................................................32

                                TABLE OF CONTENTS
                                   (continued)


         Section 6.8       Preservation of Existence............................................................32

         Section 6.9       Delivery of Instruments, etc.........................................................32

         Section 6.10      Collateral Account...................................................................33

         Section 6.11      Performance by the Lender............................................................33

         Section 6.12      Minimum Book Net Worth...............................................................34

         Section 6.13      Minimum Net Income...................................................................34

         Section 6.15      Year 2000 Compliance.................................................................34

ARTICLE VII           NEGATIVE COVENANTS........................................................................35

         Section 7.1       Liens................................................................................35

         Section 7.2       Indebtedness.........................................................................35

         Section 7.3       Guaranties...........................................................................36

         Section 7.4       Investments and Subsidiaries.........................................................36

         Section 7.5       Dividends............................................................................36

         Section 7.6       Sale or Transfer of Assets; Suspension of Business Operations........................37

         Section 7.7       Consolidation and Merger; Asset Acquisitions.........................................37

         Section 7.8       Sale and Leaseback...................................................................37

         Section 7.9       Restrictions on Nature of Business...................................................37

         Section 7.10      Capital Expenditures.................................................................37

         Section 7.11      Accounting...........................................................................37

         Section 7.12      Discounts, etc.......................................................................37

         Section 7.13      Defined Benefit Pension Plans........................................................37

         Section 7.14      Other Defaults.......................................................................38

         Section 7.15      Place of Business; Name..............................................................38

         Section 7.16      Organizational Documents.............................................................38

         Section 7.17      Salaries.............................................................................38

         Section 7.18      Change in Ownership..................................................................38

         Section 7.19      Transactions with Affiliates.........................................................38

ARTICLE VIII          EVENTS OF DEFAULT, RIGHTS AND REMEDIES....................................................38

         Section 8.1       Events of Default....................................................................38

         Section 8.2       Rights and Remedies..................................................................40


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

                                TABLE OF CONTENTS
                                   (continued)


         Section 8.3       Certain Notices......................................................................41

ARTICLE IX            MISCELLANEOUS.............................................................................42

         Section 9.1       No Waiver; Cumulative Remedies.......................................................42

         Section 9.2  Amendments, Etc...........................................................................42

         Section 9.3  Addresses for Notices, Etc................................................................42

         Section 9.4  Further Documents.........................................................................43

         Section 9.5  Collateral................................................................................43

         Section 9.6       Costs and Expenses...................................................................43

         Section 9.7       Indemnity............................................................................43

         Section 9.8       Participants.........................................................................44

         Section 9.9       Execution in Counterparts............................................................44

         Section 9.10      Binding Effect; Assignment; Complete Agreement; Exchanging
                           Information..........................................................................44

         Section 9.11      Severability of Provisions...........................................................45

         Section 9.12      Headings.............................................................................45

         Section 9.13      Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.............................45

                          CREDIT AND SECURITY AGREEMENT

                            Dated as of June 28, 1999


          EDUCATIONAL INSIGHTS, INC., a California corporation (the "BORROWER"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER"), hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

          "ACCOUNTS" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

          "ADVANCE" means a Revolving Advance.

          "AFFILIATE" or "AFFILIATES" means Educational Insights, Ltd. and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "AGREEMENT" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

          "AGGREGATE FACE AMOUNT" has the meaning specified in Section 2.7(c).

          "APPRAISED VALUE" means, with respect to Eligible Inventory, the appraised net orderly liquidation value of such Eligible Inventory (as estimated by an independent appraiser acceptable to Lender in its sole discretion), expressed as a percentage of the Value of Eligible Inventory as of the appraisal date.

          "AVAILABILITY" means the difference of (i) the Borrowing Base and (ii) the sum of (A) the outstanding principal balance of the Revolving Note and
     (B) the L/C Amount.

          "AVAILABILITY RESERVE" means as of any date of determination, such amount or amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Advances which would otherwise be available to Borrower under the lending formula(s) provided for herein:
     (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or its value, (ii) the assets, business or prospects of Borrower, or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Lender's good faith that any collateral report or financial information furnished by or on behalf of Borrower to Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

          "AVERAGE ANNUAL MAXIMUM LINE" means Eight Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars ($8,666,666).

          "BANKING DAY" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

          "BASE RATE" means the rate of interest publicly announced from time to time by Wells Fargo Bank, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "BOOK NET WORTH" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP.

          "BORROWING BASE" means, at any time the lesser of:

          (a) the Maximum Line; or

          (b) subject to change from time to time in the Lender's sole discretion, the sum of:

               (i)   eighty percent (80%) of Eligible Accounts, PLUS

               (ii) the least of (A) thirty percent (30%) of the Value of Eligible Inventory, (B) eighty-five percent (85%) of the Appraised Value of Eligible Inventory or (C) Three Million Dollars ($3,000,000), and MINUS

               (iii) any Availability Reserves.

          "CAPITAL EXPENDITURES" for a period means any expenditure of money for the purchase or construction of assets, or for improvements or additions thereto, which are capitalized on the Borrower's balance sheet or for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

          "COLLATERAL" means all current or hereafter acquired or arising Equipment, General Intangibles, Inventory, Receivables, Investment Property, deposit accounts, letters of credit, proceeds of letters of credit, chattel paper and all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (vi) all sums on deposit in the Special Account.

          "COLLATERAL ACCOUNT" means the "WFBCI Account" as defined in the Collection Account Agreement and the "Lender Account" as defined in the Lockbox Agreement.

          "COLLECTION ACCOUNT AGREEMENT" means the Collection Account Agreement of even date herewith by and among the Borrower, Wells Fargo Bank, National Association and the Lender.

          "COMMITMENT" means the Lender's commitment to make Advances and to cause the Issuer to issue Letters of Credit to or for the Borrower's account pursuant to Article II.

          "COPYRIGHT SECURITY AGREEMENT" means the Copyright Security Agreement by the Borrower in favor of the Lender of even date herewith.

          "CREDIT FACILITY" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

          "DEBT" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "DEFAULT" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

          "DEFAULT PERIOD" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

          "DEFAULT RATE" means an annual rate equal to two percent (2.0%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ELIGIBLE ACCOUNTS" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

               (i)    That portion of Accounts which is unpaid more than sixty
          (60) days past the stated due date or more than one hundred fifty
          (150) days past the invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (iv) Accounts owed by any federal unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest, and (B) if such unit of government is the United States of America, or political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended, or any similar law, if applicable, has been complied with in a manner satisfactory to Lender);

               (v) Accounts owed by an account debtor located outside the United States or Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

               (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vii) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (viii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (ix) That portion of Accounts that has been restructured, extended, amended or modified;

               (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

               (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if twenty-five percent (25%) or more of the total amount due under Accounts from such debtor is ineligible under clauses
          (i), (ii)or (ix) above;

               (xii) That portion of Accounts of a single debtor or its affiliates which constitute more than twenty-five percent (25%) of all otherwise Eligible Accounts; and

               (xiii) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

          "ELIGIBLE INVENTORY" means all Inventory of the Borrower located at the Tennessee Facility; provided, however, that the following shall not in any event be deemed Eligible Inventory:

               (i) Inventory that is: in-transit; located at any warehouse, job site or other premises other than the Tennessee Facility; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

               (ii) Inventory at a location owned by a party other than Borrower for which the owner thereof has not entered into an agreement relative to Lender's rights with respect to such Inventory, in form and content satisfactory to Lender;

               (iii)  Supplies, packaging, maintenance parts or sample
          Inventory;

               (iv) Work-in-process Inventory; PROVIDED, HOWEVER, certain components Inventory consisting of semi-finished goods which require only minimal assembly and/or packaging and are balanced in appropriate quantities so that, when assembled, yield determinable quantities of finished goods may be deemed finished goods in Lender's sole discretion;

               (v) Inventory that is damaged, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations;

               (vi) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

               (vii) Inventory that is perishable or live; PROVIDED, HOWEVER, Inventory under the "Sea Monkey" product line shall not be deemed Inventory that is perishable or live for purposes of this clause
          (vii);

               (viii) Inventory manufactured by the Borrower pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

               (ix) Inventory that is subject to a security interest in favor of any Person other than the Lender; and

               (x) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

          "ENVIRONMENTAL LAWS" has the meaning specified in Section 5.12.

          "EQUIPMENT" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

          "EVENT OF DEFAULT" has the meaning specified in Section 8.1.

          "FLOATING RATE" means an annual rate equal to the sum of the Base Rate plus one-half of one percent (0.5%), which annual rate shall change when and as the Base Rate changes; PROVIDED, HOWEVER, the "Floating Rate" shall be reduced to an annual rate equal to the sum of the Base Rate plus one-quarter of one percent (0.25%) during the twelve (12) month period following a satisfactory review by Lender of Borrower's annual audited financial statements for the fiscal year period ending December 31, 1999 and if Borrower achieves Net Income of at least Five Hundred Thousand Dollars ($500,000) for said fiscal year.

          "FUNDING DATE" has the meaning specified in Section 2.1.

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or
     (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "REQUIRED GAAP CHANGE"), provided that (1) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (2) the Borrower's financial covenants set forth in Sections 6.12, 6.13 and 7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

          "GENERAL INTANGIBLES" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

          "HAZARDOUS SUBSTANCE" has the meaning specified in Section 5.12.

          "INDEMNITEES" has the meaning specified in Section 9.7.

          "INDEMNIFIED LIABILITIES" has the meaning specified in Section 9.7.

          "INVENTORY" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "INVESTMENT PROPERTY" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

          "ISSUER" means the issuer of any Letter of Credit.

          "L/C AMOUNT" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

          "L/C APPLICATION" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

          "LETTER OF CREDIT" has the meaning specified in Section 2.2.

          "LOAN DOCUMENTS" means this Agreement, the Note, any Subordination Agreement and the Security Documents.

          "LOCKBOX" has the meaning given in the Lockbox Agreement.

          "LOCKBOX AGREEMENT" means the Lockbox Agreement by and among the Borrower, Wells Fargo Bank, National Association and, the Lender, of even date herewith.

          "MATURITY DATE" has the meaning specified in Section 2.10.

          "MAXIMUM LINE" means (a) Eight Million Dollars ($8,000,000) during the period commencing January 1 through June 30 of each calendar year and (b) Ten Million Dollars ($10,000,000) during the period commencing July 1 through December 31 of each calendar year, unless said amount is reduced pursuant to Section 2.11, in which event it means the amount to which said amount is reduced.

          "MINIMUM INTEREST CHARGE" has the meaning specified in 2.5.2(b).

          "NET INCOME" means fiscal year-to-date after-tax net income, DECREASED by the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower and INCREASED by any extraordinary, non-cash or non-operating expense or loss recorded by the Borrower, as determined in accordance with GAAP.

          "NOTE" means the Revolving Note.

          "OBLIGATIONS" means the Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Note, any L/C Application completed by the Borrower, or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          "OBLIGATION OF REIMBURSEMENT" has the meaning specified in Section 2.3(a).

          "PATENT AND TRADEMARK SECURITY AGREEMENT" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith.

          "PERMITTED LIEN" has the meaning specified in Section 7.1.

          "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLAN" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

          "PREMISES" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in EXHIBIT C attached hereto.

          "RECEIVABLES" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "RELATED DOCUMENTS" has the meaning specified in Section 2.5(a).

          "REPORTABLE EVENT" shall have the meaning assigned to that term in Title IV of ERISA.

          "REVOLVING ADVANCE" has the meaning specified in Section 2.1.

          "REVOLVING NOTE" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of EXHIBIT A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "SECURITY DOCUMENTS" means this Agreement, the Collection Account Agreement, the Lockbox Agreement, the Patent and Trademark Security Agreement, the Copyright Security Agreement and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          "SECURITY INTEREST" has the meaning specified in Section 3.1.

          "SPECIAL ACCOUNT" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.4.

          "SUBORDINATION AGREEMENT" means any subordination agreement accepted by the Lender from time to time, as the same may hereafter be amended, supplemented or restated from time to time.

          "SUBSIDIARY" means any corporation of which more than fifty percent (50%) of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "TENNESSEE FACILITY" means the distribution facility of Borrower located in the State of Tennessee.

          "TERMINATION DATE" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

          "VALUE" means, with respect to Eligible Inventory, as determined by Lender in good faith, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP, or (b) market value.

          "YEAR 2000 COMPLIANT" has the meaning specified in Section 6.15.

          Section 1.2 CROSS REFERENCES. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

          Section 2.1 REVOLVING ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "FUNDING DATE") to the Termination Date (the "REVOLVING ADVANCES"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances under this Section 2.1 or otherwise would exceed the Borrowing Base less the L/C Amount. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section
2.11 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

          (a) The Borrower shall make each request for a Revolving Advance to the Lender before 10:00 a.m. (California time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

          (b) Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank, National Association unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

          Section 2.2   LETTERS OF CREDIT

          (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to cause an Issuer to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "LETTER OF CREDIT") for the Borrower's account and to guaranty the Borrower's obligations with respect thereto. The Lender shall have no obligation to cause an Issuer to issue, or to guaranty, any Letter of Credit if the face amount of the Letter of Credit to be issued or guarantied, would exceed the lesser of:

               (i) One Million Five Hundred Thousand Dollars ($1,500,000) less the L/C Amount, or

               (ii) the Borrowing Base less the sum of (A) all outstanding and unpaid Revolving Advances and (B) the L/C Amount.

     Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

          (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

          (c) Any request for the Lender to guaranty a Letter of Credit or to cause an Issuer to issue a Letter of Credit under this Section 2.2 shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

          Section 2.3 PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT; OBLIGATION OF REIMBURSEMENT. The Borrower acknowledges that the Lender, as co-applicant and guarantor on the Letters of Credit, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower agrees to pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

          (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrower's obligation to pay all such amounts is herein referred to as the "OBLIGATION OF REIMBURSEMENT").

          (b) Whenever a draft is submitted under a Letter of Credit, the Lender shall make a Revolving Advance in the amount of the Obligation of Reimbursement and shall apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

          (c) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period then exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

          (d) The Borrower's obligation to pay any Revolving Advance made under this Section 2.3, shall be evidenced by the Revolving Note and shall bear interest as provided in 2.5.2.

          Section 2.4 SPECIAL ACCOUNT. If the Credit Facility is terminated for any reason whatsoever while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Obligations in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

          Section 2.5 OBLIGATIONS ABSOLUTE. The Borrower's obligations arising under Section 2.3 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.3, under all circumstances whatsoever, including (without limitation) the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "RELATED DOCUMENTS");

          (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

          (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

          (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (e) payment by or on behalf of the Issuer or the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

          (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

          2.5.2 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST; PARTICIPATIONS; USURY.

          (a) REVOLVING NOTE. Except as set forth in Sections 2.6(c) and 2.6(e), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

          (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to 2.5.2(a) and the fees with respect to Letters of Credit payable pursuant to Section 2.7(c), the aggregate amount of interest and Letter of Credit fees payable by Borrower pursuant to Section 2.6(a) and Section 2.7(c), respectively, during each of the calendar quarters ending on the following dates shall not be less than the amounts set forth opposite such dates (the "MINIMUM INTEREST CHARGE") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the aggregate amount of interest otherwise calculated under Sections 2.6(a) and 2.6(e) and Letter of Credit fees otherwise calculated under Section 2.7(c) for each such calendar quarter:


                  MINIMUM INTEREST                   FISCAL QUARTER ENDING
             -------------------------           ----------------------------
                     $ 42,500                             March 31

                     $ 46,500                              June 30

                     $ 51,500                           September 30

                     $ 56,500                            December 31

Such deficiency shall be payable in arrears on the first day of each calendar quarter and on the Termination Date.

          (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          (d) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

          (e) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

          Section 2.6   FEES.

          (a) ORIGINATION FEE. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of Forty-Three Thousand Three Hundred Thirty-Three Dollars ($43,333), due and payable upon the execution of this Agreement.

          (b) UNUSED LINE FEE. For the purposes of this Section 2.6(b), "Unused Amount" means the Maximum Line reduced by (1) outstanding Revolving Advances and (2) the L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-quarter of one percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of each month and on the Termination Date.

          (c) LETTER OF CREDIT FEES. The Borrower agrees to pay the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of one and one-half percent (1.50%) of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit assuming compliance with all conditions for drawing thereunder (the "AGGREGATE FACE AMOUNT"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; PROVIDED, HOWEVER that during Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to three and one-half percent (3.50%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

          (d) LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower agrees to pay the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

          (e) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently seventy-five dollars ($75.00) per hour, per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

          Section 2.7   COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE
AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be due and payable in arrears on the first day of each month and on the Termination Date.

          Section 2.8   CAPITAL ADEQUACY; INCREASED COSTS AND REDUCED
RETURN. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.8:

          (a) "CAPITAL ADEQUACY RULE" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

          (b) "L/C RULE" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules imposing taxes, duties or other similar charges, or mandating reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

          (c) "RETURN", for any period, means the return as determined by such Related Lender on the Advances and Letters of Credit based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect and costs of issuing or maintaining any Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

          (d) "RULE CHANGE" means any change in any Capital Adequacy Rule or L/C Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or L/C Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

          (e) "RELATED LENDER" includes (but is not limited to) the Lender, the Issuer, , any parent corporation of the Lender or the Issuer and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.8, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

          Section 2.9 MATURITY DATE. This Agreement and the other Loan Documents shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on June 30, 2001 (the "MATURITY DATE"), unless earlier terminated by Lender or Borrower pursuant to the terms hereof. Upon the Termination Date, Borrower shall immediately pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks and other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment.

          Section 2.10 VOLUNTARY PREPAYMENT; REDUCTION OF THE MAXIMUM LINE; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. Except as otherwise provided herein, the Borrower may prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least thirty (30) days' prior written notice and (ii) pays the Lender termination or line reduction fees in accordance with Section 2.11. Any reduction in the Maximum Line must be in an amount not less than One Million Dollars ($1,000,000) or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

          Section 2.11 TERMINATION AND LINE REDUCTION FEES; WAIVER OF TERMINATION AND LINE REDUCTION FEES.

          (a) TERMINATION AND LINE REDUCTION FEES. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Average Annual Maximum Line (or the reduction, as the case may be) as follows: (A) two percent (2.0%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; and (B) one percent (1.0%) if the termination or reduction occurs after the first anniversary of the Funding Date.

          (b) WAIVER OF TERMINATION AND LINE REDUCTION FEES. The Borrower will not be required to pay the termination or line reduction fees otherwise due under this Section 2.11 if such termination or line reduction is made because of refinancing by an affiliate of the Lender.

          Section 2.12 MANDATORY PREPAYMENT. Without notice or demand, if the sum of the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.12 or under Section 2.11 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

          Section 2.13 PAYMENT. For purposes of calculating the amount of Revolving Advances available to Borrower, each payment will be applied (conditional upon final collection) to the outstanding principal balance of the Revolving Note on the Banking Day of receipt by Lender of advices of deposit, if such advices are received within sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit Borrower's loan account on such day, and if not, then on the next Banking Day. Lender shall be entitled to charge Borrower for one (1) Banking Day of clearance at the Floating Rate on all payments deposited into the Collateral Account, whether or not such payments are applied to reduce the outstanding principal balance of the Revolving Note. This clearance charge is acknowledged to constitute an integral part of the pricing of the loans and financial accommodations contemplated herein, and shall apply whether or not the amount of payments deposited exceeds the obligations outstanding. Notwithstanding anything in Section 2.1. the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Documents may be charged directly to the loan account(s) of Borrower.

          Section 2.14 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

          Section 2.15 USE OF PROCEEDS. The Borrower shall use the proceeds of Advances, and each Letter of Credit, if any, to refinance Borrower's outstanding indebtedness to Union Bank of California, N.A., and thereafter for ordinary working capital purposes and other proper corporate purposes of Borrower not otherwise prohibited by the terms of this Agreement.

          Section 2.16 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within thirty (30) days after receipt.

                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

          Section 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "SECURITY INTEREST") in the Collateral, as security for the payment and performance of the Obligations.

          Section 3.2   NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS.
The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

          Section 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

          Section 3.4   OCCUPANCY.

          (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

          (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

         (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

          (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes (other than the income taxes of Lender), fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this
     Section 3.4.

          Section 3.5 LICENSE. Without limiting the generality of the Patent Security Agreement, Copyright Security Agreement, Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

          Section 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

          Name and address of Debtor:

          Educational Insights, Inc.
          16941 Keegan Avenue
          Carson, California  90746

          Federal Tax Identification No. 95-2392545

          Name and address of Secured Party:

          Wells Fargo Business Credit, Inc.
          245 South Robles Avenue, Suite 600
          Pasadena, California  91101

          Section 3.7 SETOFF. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

          Section 4.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING ADVANCE AND THE INITIAL LETTER OF CREDIT. The Lender's obligation to make the initial Revolving Advance or to cause to be issued the initial Letter of Credit hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the
Lender:

          (a) This Agreement, properly executed by the Borrower.

          (b) The Note, properly executed by the Borrower.

          (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

          (d) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

          (e) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

          (f) The Collection Account Agreement, properly executed by the Borrower and Wells Fargo Bank, National Association.

          (g) The Lockbox Agreement, properly executed by the Borrower and Wells Fargo Bank, National Association.

          (h) The Patent and Trademark Security Agreement, properly executed by the Borrower.

          (i) The Copyright Security Agreement, properly executed by the
     Borrower.

          (j) A mortgagee's disclaimer and waiver, properly executed by Union Bank of California, N.A., and acknowledged by Borrower, together with a true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises.

          (k) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          (l) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

          (m) A current certificate issued by the Secretary of State of California, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of California.

          (n) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

          (o) A certificate of an officer of the Borrower confirming the representations and warranties set forth in Article V.

          (p) An opinion of counsel to the Borrower, addressed to the Lender.

          (q) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

          (r) Payment of the fees and commissions due through the date of the initial Advance or Letter of Credit under Section 2.6 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.6, including all legal expenses incurred through the date of this Agreement.

          (s) Evidence that Availability as of the Funding Date is not less than One Million Dollars ($1,000,000) after giving effect to the amount paid or to be paid to Borrower's prior lender to retire Borrower's line of credit with such prior lender and bringing all other obligations to a current status satisfactory to Lender.

          (t) At Borrower's cost, an appraisal of all Inventory, issued by an appraiser acceptable to Lender and in form, substance and reflecting values satisfactory to Lender, in its sole discretion.

          (u) Completion of a field review of the books and records of Borrower and such other information with respect to the Collateral as Lender may require, the results of which shall be satisfactory to Lender in its sole discretion.

          (v) Evidence that there has been no material adverse change, as determined by Lender, in the financial condition or business of Borrower, nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of Borrower since the date of the latest financial statements of Borrower delivered to Lender prior to the Funding Date.

          (w) Evidence that Borrower has opened bank accounts of a type mutually acceptable to Borrower and Lender, including, without limitation, the Collateral Account and any accounts contemplated by the Lockbox Agreement.

          (x) Evidence that the structure of the Credit Facility and the other financial accommodations contemplated herein have been reviewed and approved to the satisfaction of Lender and its legal counsel.

          (y) Final approval of the Credit Facility and the other financial accommodations contemplated herein by senior management of Lender.

          (z) The Funding Date shall occur on or prior to June 30, 1999.

          (aa) Such other documents as the Lender in its sole discretion may require.

          Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. The Lender's obligation to make each Advance or to cause the Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on such date:

          (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, as the case may be, which constitutes a Default or an Event of Default.

          (c) no material adverse change, as determined by Lender, shall have occurred in the financial condition or business of Borrower nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of Borrower since the date of the latest audited financial statements delivered to Lender prior to the Funding Date.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Lender as follows:

          Section 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During the last five (5) years, the Borrower has done business solely under the names set forth in SCHEDULE 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in
Schedule 5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in SCHEDULE
5.1 hereto. The Borrower's tax identification number is correctly set forth in
Section 3.6 hereto.

          Section 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

          Section 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          Section 5.4 SUBSIDIARIES. Except as set forth in SCHEDULE 5.4 hereto, the Borrower has no Subsidiaries.

          Section 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrower has heretofore furnished to the Lender its audited financial statements for its fiscal year ended December 31, 1998 and unaudited financial statements for the fiscal year-to-date period ended April 30, 1999 and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

          Section 5.6 LITIGATION. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

          Section 5.7 REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          Section 5.8 TAXES. To the best of Borrower's knowledge, the Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

          Section 5.9 PRIORITY, TITLES AND LIENS. The Security Interest and other liens granted to Lender under this Agreement and the other Security Documents constitute valid and perfected first priority liens and security interests in and upon the Collateral. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a fixture filing is in effect with respect thereto.

          Section 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

          (a) Any accumulated funding deficiency within the meaning of ERISA; or

          (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

          Section 5.11 DEFAULT. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

          Section 5.12  ENVIRONMENTAL MATTERS.

          (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

              (i) "ENVIRONMENTAL LAW" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment (other than any statute, regulation, law or ordinance under any applicable health code relating to the cafeteria located on the Premises and the non-compliance with which would not have a material adverse affect on the business, operations or financial condition of Borrower).

              (ii) "HAZARDOUS SUBSTANCES" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

          (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

          (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

          (d) To the Borrower's best knowledge, there are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

          (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

          (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

          (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses to the best of Borrower's knowledge.

          Section 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

          Section 5.14 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation, other than any defense, setoff or counterclaim incurred in the ordinary course of Borrower's business and disclosed to Lender.

          Section 5.15 FINANCIAL SOLVENCY. Both before and after giving effect to the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

          (a) was or will be insolvent, as that term is used and defined in
     Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

          (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

          (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

          (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

          (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                        BORROWER'S AFFIRMATIVE COVENANTS

          So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

          Section 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

          (a) as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; and (ii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

          (b) as soon as available and in any event within thirty (30) days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of EXHIBIT B hereto stating
     (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13 and 7.10;

          (c) within ten (10) days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

          (d) at least thirty (30) days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require and on or prior to March 31 of each year, such projected balance sheets and income statements shall be updated by Borrower based on orders received by Borrower during its annual toy show held in February;

          (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of One Hundred Thousand Dollars ($100,000);

          (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

          (g) as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

          (h) as soon as possible, and in any event within ten (10) days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

          (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding Twenty-Five Thousand Dollars ($25,000) individually or One Hundred Thousand Dollars ($100,000) in the aggregate during any fiscal year; (ii) credit memos; (iii) any goods returned to or recovered by the Borrower; and (iv) any change in the persons constituting the Borrower's officers and directors;

          (j) promptly upon knowledge thereof, notice of any material loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

          (k) within ten (10) days of the distribution thereof, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

          (l) within ten (10) days of filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

          (m) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

          (n) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request, including without limitation, daily or weekly borrowing base certificates.

          Section 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

          Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

          Section 6.4   COMPLIANCE WITH LAWS.

          (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

          (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

          Section 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

          Section 6.6   MAINTENANCE OF PROPERTIES.

          (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

          (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

          (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

          Section 6.7 INSURANCE. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance and keep all tangible Collateral insured against risks of fire, theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

          Section 6.8 PRESERVATION OF EXISTENCE. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

          Section 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

          Section 6.10  COLLATERAL ACCOUNT.

          (a) If, notwithstanding the instructions to debtors to make payments to the Lockbox, the Borrower receives any payments on Receivables, the Borrower shall deposit such payments into the Collateral Account. Until so deposited, the Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

          (b) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

          (c) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing one (1) Banking Day, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

          (d) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

          Section 6.11 PERFORMANCE BY THE LENDER. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten (10) calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

          Section 6.12 MINIMUM BOOK NET WORTH. The Borrower will maintain, during each period described below, its Book Net Worth, determined as at the end of each month, at an amount not less that the amount set forth opposite such period:

                   PERIOD                             MINIMUM BOOK NET WORTH
                   ------                             ----------------------
          July 1, 1999 through and                          $20,000,000
         including August 31, 1999

  September 1, 1999 through and including                   $20,500,000
             November 30, 1999

   December 1, 1999 through and including                   $21,000,000
             December 31, 1999

          Section 6.13 MINIMUM NET INCOME. The Borrower will achieve as of the dates set forth below Net Income, determined on a year-to-date basis, of an amount not less than the amount set forth opposite such date:


         YEAR-TO-DATE PERIOD ENDING                     MINIMUM NET INCOME
         --------------------------                     ------------------
               July 31, 1999                                ($400,000)

             September 30, 1999                                 $0

             December 31, 1999                               $250,000

          Section 6.14 NEW COVENANTS. On or before December 31, 1999, the Borrower and Lender shall agree on new covenant levels for Sections 6.12 and 6.13 for periods after such date. The new covenants shall be based on projections for such periods received by Lender pursuant to Section 6.1(d) and shall be no less stringent than the present levels.

          Section 6.15 YEAR 2000 COMPLIANCE. Borrower agrees to perform all acts reasonably necessary to ensure that: (a) Borrower and any business in which Borrower holds a substantial interest; and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems and upgrading its accounting system to a system that is Year 2000 Compliant on or prior to September 30, 1999. As used herein, "YEAR 2000 COMPLIANT" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Lender such certifications or other evidence of Borrower's compliance with the terms hereof as Lender may from time to time require.

          Section 6.16  LICENSOR'S CONSENTS. Upon request by Lender,
Borrower shall deliver a consent and acknowledgement in form and substance satisfactory to Lender, from any licensor of Borrower and if Borrower fails to deliver such consent and acknowledgement, the Inventory subject to the license agreement entered into with such licensor shall not be deemed Eligible Inventory.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

          So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

          Section 7.1 LIENS. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (collectively, "PERMITTED LIENS"):

          (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

          (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in SCHEDULE 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

          (c) the Security Interest and liens and security interests created by the Security Documents; and

          (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof, not exceeding One Hundred Thousand Dollars ($100,000) for any one purchase or Three Hundred Thousand Dollars ($300,000) in the aggregate during any fiscal year and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

          Section 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

          (a) indebtedness arising hereunder;

          (b) indebtedness of the Borrower in existence on the date hereof and listed in SCHEDULE 7.2 hereto; PROVIDED, THAT such indebtedness shall at all times be subject to a Subordination Agreement, in form and substance satisfactory to Lender; and

          (c) indebtedness relating to liens permitted in accordance with
     Section 7.1.

          Section 7.3 GUARANTIES. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

          (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

          (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in SCHEDULE 7.2 hereto.

          Section 7.4   INVESTMENTS AND SUBSIDIARIES.

          (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of Fifty Thousand Dollars ($50,000); and

                (iii) advances in the form of progress payments (other than to vendors of Borrower in the normal course of business), prepaid rent not exceeding three (3) months or security deposits.

          (b) The Borrower will not create or permit to exist any Subsidiary, other than the Subsidiary in existence on the date hereof and listed in
     SCHEDULE 5.4.

          Section 7.5 DIVIDENDS. Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment for the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

          Section 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein

(whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

          Section 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

          Section 7.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          Section 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

          Section 7.10 CAPITAL EXPENDITURES. The Borrower will not incur or contract to incur Capital Expenditures of more than One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate during any fiscal year, or more than One Hundred Thousand Dollars ($100,000) in any one transaction.

          Section 7.11 ACCOUNTING. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

          Section 7.12 DISCOUNTS, ETC. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower PROVIDED, THAT, prior to a notice from Lender, Borrower may modify, amend, subordinate, cancel or terminate such obligations of an account debtor or obligor in the ordinary course of its business so long as such modification, amendment, subordination, cancellation or termination is disclosed to Lender.

          Section 7.13 DEFINED BENEFIT PENSION PLANS. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

          Section 7.14 OTHER DEFAULTS. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower, which breach, default or event of default would have a material adverse affect on the financial condition, business, or operation of Borrower.

          Section 7.15 PLACE OF BUSINESS; NAME. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location unless Borrower gives Lender thirty (30) days prior written notice and executes and delivers to Lender such agreements, documents and instruments as Lender may deem necessary to protect its Security Interest, including, without limitation, UCC Financing Statements, and if Borrower leases such new location favorable, landlord waivers. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. Except upon thirty (30) days prior written notice, the Borrower will not change its name.

          Section 7.16 ORGANIZATIONAL DOCUMENTS. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

          Section 7.17 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation.

          Section 7.18 TRANSACTIONS WITH AFFILIATES. Borrower shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and (a) upon fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arms length transaction with an unaffiliated Person or
(b) consistent with past practices of Borrower which in Borrower's reasonable business judgment does not have a material adverse affect on the financial condition, operations or business of Borrower.

                                  ARTICLE VIII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

          Section 8.1 EVENTS OF DEFAULT. "EVENT OF DEFAULT", wherever used herein, means any one of the following events:

          (a) Default in the payment of the Obligations when they become due and payable;

          (b) Failure to pay when due any amount specified in Section 2.3 relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Credit Facility any amounts required to be paid for deposit in the Special Account under Section 2.4;

          (c) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

          (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

          (e) The Borrower shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower, as the case may be; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower;

          (f) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

          (g) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of One Hundred Thousand Dollars ($100,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

          (h) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

          (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

          (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note due to Lender;

          (k) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

          (l) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

          (m) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

          (n) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement;

          (o) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur.

          (p) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

          (q) Without the prior written consent of Lender, any "person" or "group" (within the meaning of Section 13(d) and 14(d) (2) of The Exchange
     Act) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, provided that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of an equal or greater percentage of the total economic interests in the equity of the Borrower than the percentage beneficially owned by Burton Cutler and Jay Cutler in the aggregate. For purposes hereof, "Exchange Act" shall mean the Securities Exchange Act of 1934, and regulations promulgated thereunder.

          Section 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

          (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

          (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

          (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

          (d) the Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.12 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

          (e) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

          (f) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

          (g) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (e) or (f) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

          Section 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten (10) calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  MISCELLANEOUS

          Section 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          Section 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          Section 9.3 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

          If to the Borrower:

          Educational Insights, Inc.
          16941 Keegan Avenue
          Carson, California  90746
          Telecopier:       (310) 605-5048
          Attention:        Stephen E. Billis

          If to the Lender:

          Wells Fargo Business Credit, Inc.
          245 South Los Robles Avenue, Suite 600
          Pasadena, California  91101
          Telecopier:       (626) 844-9063
          Attention:        Account Executive

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

          Section 9.4 FURTHER DOCUMENTS. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

          Section 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

          Section 9.6 COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

          Section 9.7 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.6, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "INDEMNITEES") from and against any of the following (collectively, "INDEMNIFIED LIABILITIES"):

                    (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                    (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section
          5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                    (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

          Section 9.8 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

          Section 9.9   EXECUTION IN COUNTERPARTS. This Agreement and other
Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          Section 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo Corporation, and all direct and indirect subsidiaries of Wells Fargo Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

          Section 9.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          Section 9.12 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of California in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the State Courts of the County of Los Angeles, State of California, or the United States District Court for the Central District of California; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BUSINESS CREDIT, INC.             EDUCATIONAL INSIGHTS, INC.,
a Minnesota corporation                       a California corporation



By       /s/  David W. Larsen                 By      /s/ Stephen E. Billis
   -------------------------------               -----------------------------
Name:  David W. Larsen                        Name:  Stephen E. Billis
Its:  Vice President                          Its:  Chief Financial Officer
                                                    and Secretary

                 ----------------------------------------------
                 ----------------------------------------------

                          CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                           EDUCATIONAL INSIGHTS, INC.

                                       AND

                        WELLS FARGO BUSINESS CREDIT, INC.

                           Dated as of: June 28, 1999


                 ----------------------------------------------
                 ----------------------------------------------

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS................................................................................1

         Section 1.1       Definitions...........................................................................1

         Section 1.2       Cross References.....................................................................10

ARTICLE II            AMOUNT AND TERMS OF THE CREDIT FACILITY...................................................10

         Section 2.1       Revolving Advances...................................................................10

         Section 2.2       Letters of Credit....................................................................11

         Section 2.3       Payment of Amounts Drawn Under Letters of Credit;
                           Obligation of Reimbursement..........................................................12

         Section 2.4       Special Account......................................................................12

         Section 2.5       Obligations Absolute.................................................................13

         Section 2.6       Interest; Minimum Interest Charge; Default Interest;
                           Participations; Usury................................................................13

         Section 2.7       Fees.................................................................................15

         Section 2.8       Computation of Interest and Fees; When Interest Due and Payable......................16

         Section 2.9       Capital Adequacy; Increased Costs and Reduced Return.................................16

         Section 2.10      Maturity Date........................................................................17

         Section 2.11      Voluntary Prepayment; Reduction of the Maximum Line;
                           Termination of the Credit Facility by the Borrower...................................17

         Section 2.12      Termination and Line Reduction Fees; Waiver of Termination
                           and Line Reduction Fees..............................................................17

         Section 2.13      Mandatory Prepayment.................................................................18

         Section 2.14      Payment..............................................................................18

         Section 2.15      Payment on Non-Banking Days..........................................................18

         Section 2.16      Use of Proceeds......................................................................18

         Section 2.17      Liability Records....................................................................18

ARTICLE III           SECURITY INTEREST; OCCUPANCY; SETOFF......................................................19

         Section 3.1       Grant of Security Interest...........................................................19

         Section 3.2       Notification of Account Debtors and Other Obligors...................................19

         Section 3.3       Assignment of Insurance..............................................................19

         Section 3.4       Occupancy............................................................................19

         Section 3.5       License..............................................................................20

         Section 3.6       Financing Statement..................................................................20

                                TABLE OF CONTENTS
                                   (continued)

         Section 3.7       Setoff...............................................................................21

ARTICLE IV            CONDITIONS OF LENDING.....................................................................21

         Section 4.1       Conditions Precedent to the Initial Revolving Advance
                           and the Initial Letter of Credit.....................................................21

         Section 4.2       Conditions Precedent to All Advances and Letters of Credit...........................23

ARTICLE V             REPRESENTATIONS AND WARRANTIES............................................................24

         Section 5.1       Corporate Existence and Power; Name; Chief Executive Office;
                           Inventory and Equipment Locations; Tax Identification Number.........................24

         Section 5.2       Authorization of Borrowing; No Conflict as to Law or Agreements......................24

         Section 5.3       Legal Agreements.....................................................................25

         Section 5.4       Subsidiaries.........................................................................25

         Section 5.5       Financial Condition; No Adverse Change...............................................25

         Section 5.6       Litigation...........................................................................25

         Section 5.7       Regulation U.........................................................................25

         Section 5.8       Taxes................................................................................25

         Section 5.9       Titles and Liens.....................................................................25

         Section 5.10      Plans................................................................................26

         Section 5.11      Default..............................................................................26

         Section 5.12      Environmental Matters................................................................26

         Section 5.13      Submissions to Lender................................................................27

         Section 5.14      Financing Statements.................................................................27

         Section 5.15      Rights to Payment....................................................................27

         Section 5.16      Financial Solvency...................................................................28

ARTICLE VI            BORROWER'S AFFIRMATIVE COVENANTS..........................................................28

         Section 6.1       Reporting Requirements...............................................................28

         Section 6.2       Books and Records; Inspection and Examination........................................31

         Section 6.3       Account Verification.................................................................31

         Section 6.4       Compliance with Laws.................................................................31

         Section 6.5       Payment of Taxes and Other Claims....................................................31

         Section 6.6       Maintenance of Properties............................................................32

         Section 6.7       Insurance............................................................................32

                                TABLE OF CONTENTS
                                   (continued)


         Section 6.8       Preservation of Existence............................................................32

         Section 6.9       Delivery of Instruments, etc.........................................................32

         Section 6.10      Collateral Account...................................................................33

         Section 6.11      Performance by the Lender............................................................33

         Section 6.12      Minimum Book Net Worth...............................................................34

         Section 6.13      Minimum Net Income...................................................................34

         Section 6.15      Year 2000 Compliance.................................................................34

ARTICLE VII           NEGATIVE COVENANTS........................................................................35

         Section 7.1       Liens................................................................................35

         Section 7.2       Indebtedness.........................................................................35

         Section 7.3       Guaranties...........................................................................36

         Section 7.4       Investments and Subsidiaries.........................................................36

         Section 7.5       Dividends............................................................................36

         Section 7.6       Sale or Transfer of Assets; Suspension of Business Operations........................37

         Section 7.7       Consolidation and Merger; Asset Acquisitions.........................................37

         Section 7.8       Sale and Leaseback...................................................................37

         Section 7.9       Restrictions on Nature of Business...................................................37

         Section 7.10      Capital Expenditures.................................................................37

         Section 7.11      Accounting...........................................................................37

         Section 7.12      Discounts, etc.......................................................................37

         Section 7.13      Defined Benefit Pension Plans........................................................37

         Section 7.14      Other Defaults.......................................................................38

         Section 7.15      Place of Business; Name..............................................................38

         Section 7.16      Organizational Documents.............................................................38

         Section 7.17      Salaries.............................................................................38

         Section 7.18      Change in Ownership..................................................................38

         Section 7.19      Transactions with Affiliates.........................................................38

ARTICLE VIII          EVENTS OF DEFAULT, RIGHTS AND REMEDIES....................................................38

         Section 8.1       Events of Default....................................................................38

         Section 8.2       Rights and Remedies..................................................................40

                                TABLE OF CONTENTS
                                   (continued)


         Section 8.3       Certain Notices......................................................................41

ARTICLE IX            MISCELLANEOUS.............................................................................42

         Section 9.1       No Waiver; Cumulative Remedies.......................................................42

         Section 9.2  Amendments, Etc...........................................................................42

         Section 9.3  Addresses for Notices, Etc................................................................42

         Section 9.4  Further Documents.........................................................................43

         Section 9.5  Collateral................................................................................43

         Section 9.6       Costs and Expenses...................................................................43

         Section 9.7       Indemnity............................................................................43

         Section 9.8       Participants.........................................................................44

         Section 9.9       Execution in Counterparts............................................................44

         Section 9.10      Binding Effect; Assignment; Complete Agreement; Exchanging
                           Information..........................................................................44

         Section 9.11      Severability of Provisions...........................................................45

         Section 9.12      Headings.............................................................................45

         Section 9.13      Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.............................45

                          CREDIT AND SECURITY AGREEMENT

                            Dated as of June 28, 1999


          EDUCATIONAL INSIGHTS, INC., a California corporation (the "BORROWER"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER"), hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

          "ACCOUNTS" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

          "ADVANCE" means a Revolving Advance.

          "AFFILIATE" or "AFFILIATES" means Educational Insights, Ltd. and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "AGREEMENT" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

          "AGGREGATE FACE AMOUNT" has the meaning specified in Section 2.7(c).

          "APPRAISED VALUE" means, with respect to Eligible Inventory, the appraised net orderly liquidation value of such Eligible Inventory (as estimated by an independent appraiser acceptable to Lender in its sole discretion), expressed as a percentage of the Value of Eligible Inventory as of the appraisal date.

          "AVAILABILITY" means the difference of (i) the Borrowing Base and (ii) the sum of (A) the outstanding principal balance of the Revolving Note and
     (B) the L/C Amount.

          "AVAILABILITY RESERVE" means as of any date of determination, such amount or amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Advances which would otherwise be available to Borrower under the lending formula(s) provided for herein:
     (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or its value, (ii) the assets, business or prospects of Borrower, or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Lender's good faith that any collateral report or financial information furnished by or on behalf of Borrower to Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

          "AVERAGE ANNUAL MAXIMUM LINE" means Eight Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars ($8,666,666).

          "BANKING DAY" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

          "BASE RATE" means the rate of interest publicly announced from time to time by Wells Fargo Bank, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "BOOK NET WORTH" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP.

          "BORROWING BASE" means, at any time the lesser of:

          (a) the Maximum Line; or

          (b) subject to change from time to time in the Lender's sole discretion, the sum of:

               (i)   eighty percent (80%) of Eligible Accounts, PLUS

               (ii) the least of (A) thirty percent (30%) of the Value of Eligible Inventory, (B) eighty-five percent (85%) of the Appraised Value of Eligible Inventory or (C) Three Million Dollars ($3,000,000), and MINUS

               (iii) any Availability Reserves.

          "CAPITAL EXPENDITURES" for a period means any expenditure of money for the purchase or construction of assets, or for improvements or additions thereto, which are capitalized on the Borrower's balance sheet or for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

          "COLLATERAL" means all current or hereafter acquired or arising Equipment, General Intangibles, Inventory, Receivables, Investment Property, deposit accounts, letters of credit, proceeds of letters of credit, chattel paper and all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (vi) all sums on deposit in the Special Account.

          "COLLATERAL ACCOUNT" means the "WFBCI Account" as defined in the Collection Account Agreement and the "Lender Account" as defined in the Lockbox Agreement.

          "COLLECTION ACCOUNT AGREEMENT" means the Collection Account Agreement of even date herewith by and among the Borrower, Wells Fargo Bank, National Association and the Lender.

          "COMMITMENT" means the Lender's commitment to make Advances and to cause the Issuer to issue Letters of Credit to or for the Borrower's account pursuant to Article II.

          "COPYRIGHT SECURITY AGREEMENT" means the Copyright Security Agreement by the Borrower in favor of the Lender of even date herewith.

          "CREDIT FACILITY" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

          "DEBT" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "DEFAULT" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

          "DEFAULT PERIOD" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

          "DEFAULT RATE" means an annual rate equal to two percent (2.0%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ELIGIBLE ACCOUNTS" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

               (i)    That portion of Accounts which is unpaid more than sixty
          (60) days past the stated due date or more than one hundred fifty
          (150) days past the invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (iv) Accounts owed by any federal unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest, and (B) if such unit of government is the United States of America, or political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended, or any similar law, if applicable, has been complied with in a manner satisfactory to Lender);

               (v) Accounts owed by an account debtor located outside the United States or Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

               (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vii) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (viii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (ix) That portion of Accounts that has been restructured, extended, amended or modified;

               (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

               (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if twenty-five percent (25%) or more of the total amount due under Accounts from such debtor is ineligible under clauses
          (i), (ii)or (ix) above;

               (xii) That portion of Accounts of a single debtor or its affiliates which constitute more than twenty-five percent (25%) of all otherwise Eligible Accounts; and

               (xiii) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

          "ELIGIBLE INVENTORY" means all Inventory of the Borrower located at the Tennessee Facility; provided, however, that the following shall not in any event be deemed Eligible Inventory:

               (i) Inventory that is: in-transit; located at any warehouse, job site or other premises other than the Tennessee Facility; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

               (ii) Inventory at a location owned by a party other than Borrower for which the owner thereof has not entered into an agreement relative to Lender's rights with respect to such Inventory, in form and content satisfactory to Lender;

               (iii)  Supplies, packaging, maintenance parts or sample
          Inventory;

               (iv) Work-in-process Inventory; PROVIDED, HOWEVER, certain components Inventory consisting of semi-finished goods which require only minimal assembly and/or packaging and are balanced in appropriate quantities so that, when assembled, yield determinable quantities of finished goods may be deemed finished goods in Lender's sole discretion;

               (v) Inventory that is damaged, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations;

               (vi) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

               (vii) Inventory that is perishable or live; PROVIDED, HOWEVER, Inventory under the "Sea Monkey" product line shall not be deemed Inventory that is perishable or live for purposes of this clause
          (vii);

               (viii) Inventory manufactured by the Borrower pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

               (ix) Inventory that is subject to a security interest in favor of any Person other than the Lender; and

               (x) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

          "ENVIRONMENTAL LAWS" has the meaning specified in Section 5.12.

          "EQUIPMENT" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

          "EVENT OF DEFAULT" has the meaning specified in Section 8.1.

          "FLOATING RATE" means an annual rate equal to the sum of the Base Rate plus one-half of one percent (0.5%), which annual rate shall change when and as the Base Rate changes; PROVIDED, HOWEVER, the "Floating Rate" shall be reduced to an annual rate equal to the sum of the Base Rate plus one-quarter of one percent (0.25%) during the twelve (12) month period following a satisfactory review by Lender of Borrower's annual audited financial statements for the fiscal year period ending December 31, 1999 and if Borrower achieves Net Income of at least Five Hundred Thousand Dollars ($500,000) for said fiscal year.

          "FUNDING DATE" has the meaning specified in Section 2.1.

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or
     (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "REQUIRED GAAP CHANGE"), provided that (1) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (2) the Borrower's financial covenants set forth in Sections 6.12, 6.13 and 7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

          "GENERAL INTANGIBLES" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

          "HAZARDOUS SUBSTANCE" has the meaning specified in Section 5.12.

          "INDEMNITEES" has the meaning specified in Section 9.7.

          "INDEMNIFIED LIABILITIES" has the meaning specified in Section 9.7.

          "INVENTORY" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "INVESTMENT PROPERTY" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

          "ISSUER" means the issuer of any Letter of Credit.

          "L/C AMOUNT" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

          "L/C APPLICATION" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

          "LETTER OF CREDIT" has the meaning specified in Section 2.2.

          "LOAN DOCUMENTS" means this Agreement, the Note, any Subordination Agreement and the Security Documents.

          "LOCKBOX" has the meaning given in the Lockbox Agreement.

          "LOCKBOX AGREEMENT" means the Lockbox Agreement by and among the Borrower, Wells Fargo Bank, National Association and, the Lender, of even date herewith.

          "MATURITY DATE" has the meaning specified in Section 2.10.

          "MAXIMUM LINE" means (a) Eight Million Dollars ($8,000,000) during the period commencing January 1 through June 30 of each calendar year and (b) Ten Million Dollars ($10,000,000) during the period commencing July 1 through December 31 of each calendar year, unless said amount is reduced pursuant to Section 2.11, in which event it means the amount to which said amount is reduced.

          "MINIMUM INTEREST CHARGE" has the meaning specified in 2.5.2(b).

          "NET INCOME" means fiscal year-to-date after-tax net income, DECREASED by the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower and INCREASED by any extraordinary, non-cash or non-operating expense or loss recorded by the Borrower, as determined in accordance with GAAP.

          "NOTE" means the Revolving Note.

          "OBLIGATIONS" means the Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Note, any L/C Application completed by the Borrower, or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          "OBLIGATION OF REIMBURSEMENT" has the meaning specified in Section 2.3(a).

          "PATENT AND TRADEMARK SECURITY AGREEMENT" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith.

          "PERMITTED LIEN" has the meaning specified in Section 7.1.

          "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLAN" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

          "PREMISES" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in EXHIBIT C attached hereto.

          "RECEIVABLES" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "RELATED DOCUMENTS" has the meaning specified in Section 2.5(a).

          "REPORTABLE EVENT" shall have the meaning assigned to that term in Title IV of ERISA.

          "REVOLVING ADVANCE" has the meaning specified in Section 2.1.

          "REVOLVING NOTE" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of EXHIBIT A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "SECURITY DOCUMENTS" means this Agreement, the Collection Account Agreement, the Lockbox Agreement, the Patent and Trademark Security Agreement, the Copyright Security Agreement and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          "SECURITY INTEREST" has the meaning specified in Section 3.1.

          "SPECIAL ACCOUNT" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.4.

          "SUBORDINATION AGREEMENT" means any subordination agreement accepted by the Lender from time to time, as the same may hereafter be amended, supplemented or restated from time to time.

          "SUBSIDIARY" means any corporation of which more than fifty percent (50%) of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "TENNESSEE FACILITY" means the distribution facility of Borrower located in the State of Tennessee.

          "TERMINATION DATE" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

          "VALUE" means, with respect to Eligible Inventory, as determined by Lender in good faith, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP, or (b) market value.

          "YEAR 2000 COMPLIANT" has the meaning specified in Section 6.15.

          Section 1.2 CROSS REFERENCES. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

          Section 2.1 REVOLVING ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "FUNDING DATE") to the Termination Date (the "REVOLVING ADVANCES"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances under this Section 2.1 or otherwise would exceed the Borrowing Base less the L/C Amount. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section
2.11 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

          (a) The Borrower shall make each request for a Revolving Advance to the Lender before 10:00 a.m. (California time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

          (b) Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank, National Association unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

          Section 2.2   LETTERS OF CREDIT

          (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to cause an Issuer to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "LETTER OF CREDIT") for the Borrower's account and to guaranty the Borrower's obligations with respect thereto. The Lender shall have no obligation to cause an Issuer to issue, or to guaranty, any Letter of Credit if the face amount of the Letter of Credit to be issued or guarantied, would exceed the lesser of:

               (i) One Million Five Hundred Thousand Dollars ($1,500,000) less the L/C Amount, or

               (ii) the Borrowing Base less the sum of (A) all outstanding and unpaid Revolving Advances and (B) the L/C Amount.

     Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

          (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

          (c) Any request for the Lender to guaranty a Letter of Credit or to cause an Issuer to issue a Letter of Credit under this Section 2.2 shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

          Section 2.3 PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT; OBLIGATION OF REIMBURSEMENT. The Borrower acknowledges that the Lender, as co-applicant and guarantor on the Letters of Credit, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower agrees to pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

          (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrower's obligation to pay all such amounts is herein referred to as the "OBLIGATION OF REIMBURSEMENT").

          (b) Whenever a draft is submitted under a Letter of Credit, the Lender shall make a Revolving Advance in the amount of the Obligation of Reimbursement and shall apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

          (c) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period then exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

          (d) The Borrower's obligation to pay any Revolving Advance made under this Section 2.3, shall be evidenced by the Revolving Note and shall bear interest as provided in 2.5.2.

          Section 2.4 SPECIAL ACCOUNT. If the Credit Facility is terminated for any reason whatsoever while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Obligations in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

          Section 2.5 OBLIGATIONS ABSOLUTE. The Borrower's obligations arising under Section 2.3 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.3, under all circumstances whatsoever, including (without limitation) the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "RELATED DOCUMENTS");

          (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

          (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

          (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (e) payment by or on behalf of the Issuer or the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

          (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

          2.5.2 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST; PARTICIPATIONS; USURY.

          (a) REVOLVING NOTE. Except as set forth in Sections 2.6(c) and 2.6(e), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

          (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to 2.5.2(a) and the fees with respect to Letters of Credit payable pursuant to Section 2.7(c), the aggregate amount of interest and Letter of Credit fees payable by Borrower pursuant to Section 2.6(a) and Section 2.7(c), respectively, during each of the calendar quarters ending on the following dates shall not be less than the amounts set forth opposite such dates (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the aggregate amount of interest otherwise calculated under Sections 2.6(a) and 2.6(e) and Letter of Credit fees otherwise calculated under Section 2.7(c) for each such calendar quarter:


                  Minimum Interest                   Fiscal Quarter Ending
             -------------------------           ----------------------------
                     $ 42,500                             March 31

                     $ 46,500                              June 30

                     $ 51,500                           September 30

                     $ 56,500                            December 31

Such deficiency shall be payable in arrears on the first day of each calendar quarter and on the Termination Date.

          (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          (d) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

          (e) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

          Section 2.6   FEES.

          (a) ORIGINATION FEE. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of Forty-Three Thousand Three Hundred Thirty-Three Dollars ($43,333), due and payable upon the execution of this Agreement.

          (b) UNUSED LINE FEE. For the purposes of this Section 2.6(b), "Unused Amount" means the Maximum Line reduced by (1) outstanding Revolving Advances and (2) the L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-quarter of one percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of each month and on the Termination Date.

          (c) LETTER OF CREDIT FEES. The Borrower agrees to pay the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of one and one-half percent (1.50%) of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit assuming compliance with all conditions for drawing thereunder (the "AGGREGATE FACE AMOUNT"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; PROVIDED, HOWEVER that during Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to three and one-half percent (3.50%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

          (d) LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower agrees to pay the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

          (e) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently seventy-five dollars ($75.00) per hour, per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

          Section 2.7   COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE
AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be due and payable in arrears on the first day of each month and on the Termination Date.

          Section 2.8   CAPITAL ADEQUACY; INCREASED COSTS AND REDUCED
RETURN. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.8:

          (a) "CAPITAL ADEQUACY RULE" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

          (b) "L/C RULE" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules imposing taxes, duties or other similar charges, or mandating reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

          (c) "RETURN", for any period, means the return as determined by such Related Lender on the Advances and Letters of Credit based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect and costs of issuing or maintaining any Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

          (d) "RULE CHANGE" means any change in any Capital Adequacy Rule or L/C Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or L/C Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

          (e) "RELATED LENDER" includes (but is not limited to) the Lender, the Issuer, , any parent corporation of the Lender or the Issuer and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.8, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

          Section 2.9 MATURITY DATE. This Agreement and the other Loan Documents shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on June 30, 2001 (the "MATURITY DATE"), unless earlier terminated by Lender or Borrower pursuant to the terms hereof. Upon the Termination Date, Borrower shall immediately pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks and other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment.

          Section 2.10 VOLUNTARY PREPAYMENT; REDUCTION OF THE MAXIMUM LINE; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. Except as otherwise provided herein, the Borrower may prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least thirty (30) days' prior written notice and (ii) pays the Lender termination or line reduction fees in accordance with Section 2.11. Any reduction in the Maximum Line must be in an amount not less than One Million Dollars ($1,000,000) or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

          Section 2.11 TERMINATION AND LINE REDUCTION FEES; WAIVER OF TERMINATION AND LINE REDUCTION FEES.

          (a) TERMINATION AND LINE REDUCTION FEES. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Average Annual Maximum Line (or the reduction, as the case may be) as follows: (A) two percent (2.0%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; and (B) one percent (1.0%) if the termination or reduction occurs after the first anniversary of the Funding Date.

          (b) WAIVER OF TERMINATION AND LINE REDUCTION FEES. The Borrower will not be required to pay the termination or line reduction fees otherwise due under this Section 2.11 if such termination or line reduction is made because of refinancing by an affiliate of the Lender.

          Section 2.12 MANDATORY PREPAYMENT. Without notice or demand, if the sum of the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.12 or under Section 2.11 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

          Section 2.13 PAYMENT. For purposes of calculating the amount of Revolving Advances available to Borrower, each payment will be applied (conditional upon final collection) to the outstanding principal balance of the Revolving Note on the Banking Day of receipt by Lender of advices of deposit, if such advices are received within sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit Borrower's loan account on such day, and if not, then on the next Banking Day. Lender shall be entitled to charge Borrower for one (1) Banking Day of clearance at the Floating Rate on all payments deposited into the Collateral Account, whether or not such payments are applied to reduce the outstanding principal balance of the Revolving Note. This clearance charge is acknowledged to constitute an integral part of the pricing of the loans and financial accommodations contemplated herein, and shall apply whether or not the amount of payments deposited exceeds the obligations outstanding. Notwithstanding anything in Section 2.1. the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Documents may be charged directly to the loan account(s) of Borrower.

          Section 2.14 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

          Section 2.15 USE OF PROCEEDS. The Borrower shall use the proceeds of Advances, and each Letter of Credit, if any, to refinance Borrower's outstanding indebtedness to Union Bank of California, N.A., and thereafter for ordinary working capital purposes and other proper corporate purposes of Borrower not otherwise prohibited by the terms of this Agreement.

          Section 2.16 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within thirty (30) days after receipt.

                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

          Section 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "SECURITY INTEREST") in the Collateral, as security for the payment and performance of the Obligations.

          Section 3.2   NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS.
The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

          Section 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

          Section 3.4   OCCUPANCY.

          (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

          (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

         (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

          (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes (other than the income taxes of Lender), fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this
     Section 3.4.

          Section 3.5 LICENSE. Without limiting the generality of the Patent Security Agreement, Copyright Security Agreement, Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

          Section 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

          Name and address of Debtor:

          Educational Insights, Inc.
          16941 Keegan Avenue
          Carson, California  90746

          Federal Tax Identification No. 95-2392545

          Name and address of Secured Party:

          Wells Fargo Business Credit, Inc.
          245 South Robles Avenue, Suite 600
          Pasadena, California  91101

          Section 3.7 SETOFF. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

          Section 4.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING ADVANCE AND THE INITIAL LETTER OF CREDIT. The Lender's obligation to make the initial Revolving Advance or to cause to be issued the initial Letter of Credit hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the
Lender:

          (a) This Agreement, properly executed by the Borrower.

          (b) The Note, properly executed by the Borrower.

          (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

          (d) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

          (e) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

          (f) The Collection Account Agreement, properly executed by the Borrower and Wells Fargo Bank, National Association.

          (g) The Lockbox Agreement, properly executed by the Borrower and Wells Fargo Bank, National Association.

          (h) The Patent and Trademark Security Agreement, properly executed by the Borrower.

          (i) The Copyright Security Agreement, properly executed by the
     Borrower.

          (j) A mortgagee's disclaimer and waiver, properly executed by Union Bank of California, N.A., and acknowledged by Borrower, together with a true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises.

          (k) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          (l) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

          (m) A current certificate issued by the Secretary of State of California, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of California.

          (n) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

          (o) A certificate of an officer of the Borrower confirming the representations and warranties set forth in Article V.

          (p) An opinion of counsel to the Borrower, addressed to the Lender.

          (q) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

          (r) Payment of the fees and commissions due through the date of the initial Advance or Letter of Credit under Section 2.6 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.6, including all legal expenses incurred through the date of this Agreement.

          (s) Evidence that Availability as of the Funding Date is not less than One Million Dollars ($1,000,000) after giving effect to the amount paid or to be paid to Borrower's prior lender to retire Borrower's line of credit with such prior lender and bringing all other obligations to a current status satisfactory to Lender.

          (t) At Borrower's cost, an appraisal of all Inventory, issued by an appraiser acceptable to Lender and in form, substance and reflecting values satisfactory to Lender, in its sole discretion.

          (u) Completion of a field review of the books and records of Borrower and such other information with respect to the Collateral as Lender may require, the results of which shall be satisfactory to Lender in its sole discretion.

          (v) Evidence that there has been no material adverse change, as determined by Lender, in the financial condition or business of Borrower, nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of Borrower since the date of the latest financial statements of Borrower delivered to Lender prior to the Funding Date.

          (w) Evidence that Borrower has opened bank accounts of a type mutually acceptable to Borrower and Lender, including, without limitation, the Collateral Account and any accounts contemplated by the Lockbox Agreement.

          (x) Evidence that the structure of the Credit Facility and the other financial accommodations contemplated herein have been reviewed and approved to the satisfaction of Lender and its legal counsel.

          (y) Final approval of the Credit Facility and the other financial accommodations contemplated herein by senior management of Lender.

          (z) The Funding Date shall occur on or prior to June 30, 1999.

          (aa) Such other documents as the Lender in its sole discretion may require.

          Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. The Lender's obligation to make each Advance or to cause the Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on such date:

          (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, as the case may be, which constitutes a Default or an Event of Default.

          (c) no material adverse change, as determined by Lender, shall have occurred in the financial condition or business of Borrower nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of Borrower since the date of the latest audited financial statements delivered to Lender prior to the Funding Date.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Lender as follows:

          Section 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During the last five (5) years, the Borrower has done business solely under the names set forth in SCHEDULE 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in
Schedule 5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in SCHEDULE
5.1 hereto. The Borrower's tax identification number is correctly set forth in
Section 3.6 hereto.

          Section 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

          Section 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          Section 5.4 SUBSIDIARIES. Except as set forth in Schedule 5.4 hereto, the Borrower has no Subsidiaries.

          Section 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrower has heretofore furnished to the Lender its audited financial statements for its fiscal year ended December 31, 1998 and unaudited financial statements for the fiscal year-to-date period ended April 30, 1999 and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

          Section 5.6 LITIGATION. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

          Section 5.7 REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          Section 5.8 TAXES. To the best of Borrower's knowledge, the Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

          Section 5.9 PRIORITY, TITLES AND LIENS. The Security Interest and other liens granted to Lender under this Agreement and the other Security Documents constitute valid and perfected first priority liens and security interests in and upon the Collateral. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a fixture filing is in effect with respect thereto.

          Section 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

          (a) Any accumulated funding deficiency within the meaning of ERISA; or

          (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

          Section 5.11 DEFAULT. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

          Section 5.12  ENVIRONMENTAL MATTERS.

          (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

              (i) "ENVIRONMENTAL LAW" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment (other than any statute, regulation, law or ordinance under any applicable health code relating to the cafeteria located on the Premises and the non-compliance with which would not have a material adverse affect on the business, operations or financial condition of Borrower).

              (ii) "HAZARDOUS SUBSTANCES" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

          (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

          (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

          (d) To the Borrower's best knowledge, there are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

          (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

          (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

          (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses to the best of Borrower's knowledge.

          Section 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

          Section 5.14 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation, other than any defense, setoff or counterclaim incurred in the ordinary course of Borrower's business and disclosed to Lender.

          Section 5.15 FINANCIAL SOLVENCY. Both before and after giving effect to the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

          (a) was or will be insolvent, as that term is used and defined in
     Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

          (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

          (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

          (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

          (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                        BORROWER'S AFFIRMATIVE COVENANTS

          So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

          Section 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

          (a) as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; and (ii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

          (b) as soon as available and in any event within thirty (30) days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of EXHIBIT B hereto stating
     (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13 and 7.10;

          (c) within ten (10) days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

          (d) at least thirty (30) days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require and on or prior to March 31 of each year, such projected balance sheets and income statements shall be updated by Borrower based on orders received by Borrower during its annual toy show held in February;

          (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of One Hundred Thousand Dollars ($100,000);

          (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

          (g) as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

          (h) as soon as possible, and in any event within ten (10) days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

          (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding Twenty-Five Thousand Dollars ($25,000) individually or One Hundred Thousand Dollars ($100,000) in the aggregate during any fiscal year; (ii) credit memos; (iii) any goods returned to or recovered by the Borrower; and (iv) any change in the persons constituting the Borrower's officers and directors;

          (j) promptly upon knowledge thereof, notice of any material loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

          (k) within ten (10) days of the distribution thereof, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

          (l) within ten (10) days of filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

          (m) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

          (n) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request, including without limitation, daily or weekly borrowing base certificates.

          Section 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

          Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

          Section 6.4   COMPLIANCE WITH LAWS.

          (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

          (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

          Section 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

          Section 6.6   MAINTENANCE OF PROPERTIES.

          (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

          (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

          (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

          Section 6.7 INSURANCE. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance and keep all tangible Collateral insured against risks of fire, theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

          Section 6.8 PRESERVATION OF EXISTENCE. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

          Section 6.9 DELIVERY OF INSTRUMENTS, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

          Section 6.10  COLLATERAL ACCOUNT.

          (a) If, notwithstanding the instructions to debtors to make payments to the Lockbox, the Borrower receives any payments on Receivables, the Borrower shall deposit such payments into the Collateral Account. Until so deposited, the Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

          (b) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

          (c) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing one (1) Banking Day, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

          (d) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

          Section 6.11 PERFORMANCE BY THE LENDER. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten (10) calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

          Section 6.12 MINIMUM BOOK NET WORTH. The Borrower will maintain, during each period described below, its Book Net Worth, determined as at the end of each month, at an amount not less that the amount set forth opposite such period:

                   Period                             Minimum Book Net Worth
                   ------                             ----------------------
          July 1, 1999 through and                          $20,000,000
         including August 31, 1999
  September 1, 1999 through and including                   $20,500,000
             November 30, 1999
   December 1, 1999 through and including                   $21,000,000
             December 31, 1999

          Section 6.13 MINIMUM NET INCOME. The Borrower will achieve as of the dates set forth below Net Income, determined on a year-to-date basis, of an amount not less than the amount set forth opposite such date:


         Year-to-date Period Ending                     Minimum Net Income
         --------------------------                     ------------------
               July 31, 1999                                ($400,000)
             September 30, 1999                                 $0
             December 31, 1999                               $250,000

          Section 6.14 NEW COVENANTS. On or before December 31, 1999, the Borrower and Lender shall agree on new covenant levels for Sections 6.12 and 6.13 for periods after such date. The new covenants shall be based on projections for such periods received by Lender pursuant to Section 6.1(d) and shall be no less stringent than the present levels.

          Section 6.15 YEAR 2000 COMPLIANCE. Borrower agrees to perform all acts reasonably necessary to ensure that: (a) Borrower and any business in which Borrower holds a substantial interest; and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems and upgrading its accounting system to a system that is Year 2000 Compliant on or prior to September 30, 1999. As used herein, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Lender such certifications or other evidence of Borrower's compliance with the terms hereof as Lender may from time to time require.

          Section 6.16  LICENSOR'S CONSENTS. Upon request by Lender,
Borrower shall deliver a consent and acknowledgement in form and substance satisfactory to Lender, from any licensor of Borrower and if Borrower fails to deliver such consent and acknowledgement, the Inventory subject to the license agreement entered into with such licensor shall not be deemed Eligible Inventory.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

          So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

          Section 7.1 LIENS. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (collectively, "PERMITTED LIENS"):

          (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

          (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in SCHEDULE 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

          (c) the Security Interest and liens and security interests created by the Security Documents; and

          (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof, not exceeding One Hundred Thousand Dollars ($100,000) for any one purchase or Three Hundred Thousand Dollars ($300,000) in the aggregate during any fiscal year and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

          Section 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

          (a) indebtedness arising hereunder;

          (b) indebtedness of the Borrower in existence on the date hereof and listed in SCHEDULE 7.2 hereto; PROVIDED, THAT such indebtedness shall at all times be subject to a Subordination Agreement, in form and substance satisfactory to Lender; and

          (c) indebtedness relating to liens permitted in accordance with
     Section 7.1.

          Section 7.3 GUARANTIES. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

          (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

          (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

          Section 7.4   INVESTMENTS AND SUBSIDIARIES.

          (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of Fifty Thousand Dollars ($50,000); and

                (iii) advances in the form of progress payments (other than to vendors of Borrower in the normal course of business), prepaid rent not exceeding three (3) months or security deposits.

          (b) The Borrower will not create or permit to exist any Subsidiary, other than the Subsidiary in existence on the date hereof and listed in
     Schedule 5.4.

          Section 7.5 DIVIDENDS. Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment for the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

          Section 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein

(whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

          Section 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

          Section 7.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          Section 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

          Section 7.10 CAPITAL EXPENDITURES. The Borrower will not incur or contract to incur Capital Expenditures of more than One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate during any fiscal year, or more than One Hundred Thousand Dollars ($100,000) in any one transaction.

          Section 7.11 ACCOUNTING. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

          Section 7.12 DISCOUNTS, ETC. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower PROVIDED, THAT, prior to a notice from Lender, Borrower may modify, amend, subordinate, cancel or terminate such obligations of an account debtor or obligor in the ordinary course of its business so long as such modification, amendment, subordination, cancellation or termination is disclosed to Lender.

          Section 7.13 DEFINED BENEFIT PENSION PLANS. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

          Section 7.14 OTHER DEFAULTS. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower, which breach, default or event of default would have a material adverse affect on the financial condition, business, or operation of Borrower.

          Section 7.15 PLACE OF BUSINESS; NAME. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location unless Borrower gives Lender thirty (30) days prior written notice and executes and delivers to Lender such agreements, documents and instruments as Lender may deem necessary to protect its Security Interest, including, without limitation, UCC Financing Statements, and if Borrower leases such new location favorable, landlord waivers. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. Except upon thirty (30) days prior written notice, the Borrower will not change its name.

          Section 7.16 ORGANIZATIONAL DOCUMENTS. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

          Section 7.17 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation.

          Section 7.18 TRANSACTIONS WITH AFFILIATES Borrower shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and (a) upon fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arms length transaction with an unaffiliated Person or
(b) consistent with past practices of Borrower which in Borrower's reasonable business judgment does not have a material adverse affect on the financial condition, operations or business of Borrower.

                                  ARTICLE VIII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

          Section 8.1 EVENTS OF DEFAULT. "EVENT OF DEFAULT", wherever used herein, means any one of the following events:

          (a) Default in the payment of the Obligations when they become due and payable;

          (b) Failure to pay when due any amount specified in Section 2.3 relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Credit Facility any amounts required to be paid for deposit in the Special Account under Section 2.4;

          (c) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

          (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

          (e) The Borrower shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower, as the case may be; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower;

          (f) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

          (g) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of One Hundred Thousand Dollars ($100,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

          (h) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

          (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

          (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note due to Lender;

          (k) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

          (l) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

          (m) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

          (n) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement;

          (o) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur.

          (p) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

          (q) Without the prior written consent of Lender, any "person" or "group" (within the meaning of Section 13(d) and 14(d) (2) of The Exchange
     Act) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, provided that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of an equal or greater percentage of the total economic interests in the equity of the Borrower than the percentage beneficially owned by Burton Cutler and Jay Cutler in the aggregate. For purposes hereof, "Exchange Act" shall mean the Securities Exchange Act of 1934, and regulations promulgated thereunder.

          Section 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

          (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

          (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

          (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

          (d) the Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.12 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

          (e) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

          (f) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

          (g) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (e) or (f) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

          Section 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten (10) calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  MISCELLANEOUS

          Section 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          Section 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          Section 9.3 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

          If to the Borrower:

          Educational Insights, Inc.
          16941 Keegan Avenue
          Carson, California  90746
          Telecopier:       (310) 605-5048
          Attention:        Stephen E. Billis

          If to the Lender:

          Wells Fargo Business Credit, Inc.
          245 South Los Robles Avenue, Suite 600
          Pasadena, California  91101
          Telecopier:       (626) 844-9063
          Attention:        Account Executive

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

          Section 9.4 FURTHER DOCUMENTS. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

          Section 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

          Section 9.6 COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

          Section 9.7 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.6, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "INDEMNITEES") from and against any of the following (collectively, "INDEMNIFIED LIABILITIES"):

                    (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                    (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section
          5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                    (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

          Section 9.8 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

          Section 9.9   EXECUTION IN COUNTERPARTS. This Agreement and other
Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          Section 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo Corporation, and all direct and indirect subsidiaries of Wells Fargo Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

          Section 9.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          Section 9.12 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of California in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the State Courts of the County of Los Angeles, State of California, or the United States District Court for the Central District of California; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BUSINESS CREDIT, INC.             EDUCATIONAL INSIGHTS, INC.,
a Minnesota corporation                       a California corporation



By       /s/  David W. Larsen                 By      /s/ Stephen E. Billis
   -------------------------------               -----------------------------
Name:  David W. Larsen                        Name:  Stephen E. Billis
Its:  Vice President                          Its:  Chief Financial Officer
                                                    and Secretary